UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 11, 2024
PACIRA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 West Kennedy Boulevard, Suite 890
Tampa, Florida 33609
(Address and Zip Code of Principal Executive Offices)

(813) 553-6680
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2024, Gary Pace notified the Board of Directors (the “Board”) of Pacira BioSciences, Inc. (the “Company”) of his intent to retire from the Board, effective June 30, 2024. Dr. Pace’s decision to retire was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. In conjunction with Dr. Pace’s retirement, the Company and Dr. Pace intend to enter into a fifth amendment (the “Amendment”) to the consulting agreement, dated June 2, 2011, by and between Pacira Pharmaceuticals, Inc., the Company’s operating subsidiary, and Dr. Pace, effective June 12, 2024, that will have a one-year term from July 1, 2024 through and including June 30, 2025 for consideration of $3,200 per calendar quarter for up to eight hours of consulting work. The Amendment will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2024. The foregoing summary of the Amendment does not purport to be complete and is subject to and is qualified in its entirety by the terms of the Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2024.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) in San Diego, California. As of April 15, 2024, the record date for the Annual Meeting, 46,523,185 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted on, and approved, at the Annual Meeting is as follows:

Proposal 1 — Election of four Class I directors to hold office until the 2027 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Nominee:	For	Withhold	Broker Non-Votes
Laura Brege	20,659,043	20,779,899	2,676,760
Mark Froimson	40,275,000	1,163,942	2,676,760
Mark Kronenfeld	31,252,640	10,186,302	2,676,760
Michael Yang	40,666,349	772,593	2,676,760

Proposal 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
43,901,001	204,074	10,627

Proposal 3 — Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
37,228,983	4,087,635	122,324	2,676,760

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA BIOSCIENCES, INC. (REGISTRANT)

Dated:	June 13, 2024	By:	/s/ KRISTEN WILLIAMS
Kristen Williams
Chief Administrative Officer and Secretary